abrdn ETFs

(the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (“BCIM”)

(each a “Fund” and together the “Funds”)

Supplement dated March 1, 2022 to the Funds’ Statutory Prospectus and Statement of Additional Information (“SAI”), each dated August 3, 2021, as amended to date

Name Change of the Advisor

Effective March 1, 2022, the name of the Funds’ investment advisor (the “Advisor”) has changed from “Aberdeen Standard Investments ETFs Advisors LLC” to “abrdn ETFs Advisors LLC”. Accordingly, effective immediately, all references in the Funds’ Statutory Prospectus and SAI to “Aberdeen Standard Investments ETFs Advisors LLC” are replaced with “abrdn ETFs Advisors LLC”.

Change in Sub-Advisory Fee Schedule for BCIM

Effective March 1, 2022, the Board of Trustees of the Trust approved a change in the sub-advisory fee schedule for BCIM. As the Advisor pays the sub-advisor, Vident Investment Advisory, LLC (the “Sub-Advisor”), out of the advisory fee it receives from the Fund, there is no change to the aggregate fees paid by BCIM to the Advisor. Neither the Advisor nor the Sub-Advisor will reduce the quality or quantity of its services with respect to the Fund. In connection with these changes, the SAI is hereby amended as follows:

The last sentence of the first paragraph in the section entitled “Sub-Advisor” under “MANAGEMENT OF THE TRUST” on page 23 of the SAI is hereby deleted in its entirety and replaced with the following:

Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of each Fund, subject to a minimum annual fee, as set forth below:

Fund	Annual Rate	Minimum Annual Fee
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million 0.045% on next $250 million 0.04% on assets over $500 million	$18,000
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000

Please retain this Supplement for future reference.